UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2011

PMFG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34156	51-0661574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500, Dallas, Texas 75254

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 357-6181

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on November 4, 2011, Peerless Europe Limited, a company organized under the laws of the United Kingdom and a wholly-owned subsidiary of PMFG, Inc., a Delaware corporation (“PMFG” or the “Company”), completed the purchase of Burgess Manning GmbH pursuant to a Stock Purchase Agreement with Rainer Diekmann, a resident of Germany. This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 2”) to the Current Report on Form 8-K filed by PMFG on November 8, 2011, to provide additional audit information solely relating to the voluntary inclusion of a cash flow statement into the notes to the financial statements of Burgess-Manning GmbH for the fiscal year ended September 30, 2011.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited financial statements of Burgess Manning GmbH as of and for the fiscal year ended September 30, 2011, including independent auditor’s report, balance sheet, profit and loss account, statement of cash flows and notes to the financial statements.

(d)	Exhibits

23.1	Consent of Grant Thornton GmbH

99.1	Audited financial statements of Burgess Manning GmbH as of and for the fiscal year ended September 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PMFG, Inc.

Date: February 1, 2012	By:	/s/ Ronald L. McCrummen
Ronald L. McCrummen
Chief Financial Officer

Form 8-K/A

Exhibit Index

Exhibit Number

23.1	Consent of Grant Thornton GmbH

99.1	Audited financial statements of Burgess Manning GmbH as of and for the fiscal year ended September 30, 2011

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